SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

July 24, 2006 (July 24, 2006)

WADDELL & REED FINANCIAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-13913	51-0261715
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6300 Lamar Avenue

Overland Park, Kansas 66202

(Address of Principal Executive Offices) (Zip Code)

(913) 236-2000

(Registrant’s telephone number, including area code)

(Registrant’s Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01:                                   REGULATION FD DISCLOSURE

Waddell & Reed Financial, Inc. has revised its press release titled “Waddell & Reed Financial, Inc. Announces Regulatory Settlements” previously furnished as Exhibit 99.1 to its Current Report on Form 8-K filed with the SEC on July 24, 2006. Please see Exhibit 99.1 attached to this amended Current Report on Form 8-K/A for the revised press release.

ITEM 9.01:                                   FINANCIAL STATEMENT AND EXHIBITS

(d)                                  Exhibits.

99.1                               Press Release dated July 24, 2006 titled “ Revised: Waddell & Reed Financial, Inc. Announces Regulatory Settlements” (furnished and not filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and not deemed incorporated by reference in any filing under the Securities Act of 1933, as amended).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WADDELL & REED FINANCIAL, INC.

Date: July 24, 2006	By:	/s/ Daniel C. Schulte
Senior Vice President and
General Counsel

EXHIBIT INDEX

Exhibit No.	Description

99.1

Press Release dated July 24, 2006 titled “Revised: Waddell & Reed Financial, Inc. Announces Regulatory Settlements” (furnished and not filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and not deemed incorporated by reference in any filing under the Securities Act of 1933, as amended).